UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2019

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 855-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on October 18, 2018, InfraREIT, Inc., a Maryland corporation (the “Company”), and InfraREIT Partners, LP, a Delaware limited partnership and subsidiary of the Company (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), 1912 Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Oncor (“Merger Sub”), and Oncor T&D Partners, LP, a Delaware limited partnership and a wholly owned indirect subsidiary of Oncor (“Merger Partnership”), pursuant to which the Company, the Partnership and its subsidiaries (collectively, “InfraREIT”) will be acquired by Oncor, which will occur through the merger of the Company with and into Merger Sub, followed by the merger of Merger Partnership with and into the Partnership (collectively, the “Mergers”). On January 4, 2019, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders, to be held on February 7, 2019, to vote upon, among other things, matters necessary to complete the Mergers.

Two lawsuits have been filed by purported stockholders of the Company. The first suit, styled as Scarantino v. InfraREIT, Inc., et al., Case No. 24-C-19-000230 (the “Scarantino Lawsuit”), was filed in the Circuit Court for Baltimore City on January 14, 2019 and asserts claims against the Company and its directors (collectively, the “Company Defendants”). The second suit, styled as Bushansky v. InfraREIT, Inc., et al., No.3:19-cv-135 (the “Bushansky Lawsuit” and, together with the Scarantino Lawsuit, the “Lawsuits”), was filed in the United States District Court for the Northern District of Texas on January 17, 2019 and asserts claims against the Company Defendants. The Lawsuits allege that the Proxy Statement fails to disclose material information concerning the Mergers and seek injunctive relief.

The Company believes that the claims asserted in the Lawsuits are without merit and no additional disclosures are required under applicable law. However, in order to avoid the risk of delay in connection with the Mergers and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K (this “Current Report”) to address claims asserted in the Lawsuits, and the plaintiffs in the Lawsuits have agreed to voluntarily dismiss the Lawsuits with prejudice in light of, among other things, the additional disclosures.

Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Lawsuits that any additional disclosure was or is required.

Additional Disclosures

The additional disclosures in this Current Report supplement the disclosures contained in, and should be read in conjunction with, the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report differs from or updates information contained in the Proxy Statement, the information in this Current Report shall supersede or supplement the information in the Proxy Statement. Certain terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The disclosures under the section entitled “Summary” beginning on page 1 of the Proxy Statement and the section entitled “The Mergers” beginning on page 32 of the Proxy Statement are hereby supplemented by adding the following to the end of each such section:

Litigation Relating to the Mergers

Two lawsuits have been filed by purported stockholders of InfraREIT. The first suit, styled as Scarantino v. InfraREIT, Inc., et al., Case No. 24-C-19-000230, referred to in this proxy statement as the “Scarantino lawsuit,” was filed in the Circuit Court for Baltimore City on January 14, 2019 and asserts claims against the Company and its directors, referred to in this proxy statement collectively as the “company defendants.” The second suit, styled as Bushansky v. InfraREIT, Inc., et al., No.3:19-cv-135, referred to in this proxy statement as the “Bushansky lawsuit” and, together with the Scarantino lawsuit, as the “lawsuits,” was filed in the United States District Court for the Northern District of Texas on January 17, 2019 and asserts claims against the company defendants. Each of the complaints alleges that this proxy statement fails to disclose all material facts relevant to the mergers. The plaintiffs seek, among other things, to enjoin the mergers and any stockholder vote thereon and obtain monetary damages in an unspecified amount as well as legal fees and expenses. InfraREIT believes that the plaintiffs’ allegations lack merit and that this proxy statement adequately discloses all information regarding the mergers that is material to a stockholder’s decision to vote at the special meeting.

The disclosure under the heading “The Mergers—Background of the Mergers” is hereby supplemented by adding the following to the end of the third full paragraph on page 35:

None of the confidentiality agreements entered into by InfraREIT contained any provisions that precluded any of the counterparties from submitting a confidential proposal, including any topping proposal, to the conflicts committee.

The disclosure under the heading “The Mergers—Background of the Mergers—Go-Shop Process” is hereby supplemented by adding the following to the end of the final paragraph beginning on page 50:

None of the confidentiality agreements entered into by InfraREIT contained any provisions that precluded any of the counterparties from submitting a confidential proposal, including any topping proposal, to the conflicts committee.

Footnotes 1, 2 and 3 to the table on page 58 under the heading “The Mergers—Forward-Looking Financial Information” are hereby amended and restated to read as follows:

(1)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, which is defined as net income plus interest expense, income tax expense, depreciation expense and amortization expense, is a non-GAAP (defined below) financial measure, as it excludes amounts included in net income, the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, referred to in this proxy statement as “GAAP.” This measure should not be considered as an alternative to net income, operating income, or other performance measures derived in accordance with GAAP. This measure is calculated as set forth in the table below:

	2019E	2020E	2021E	2022E
Net Income	56,765	49,820	46,974	57,253
Interest Expense, net	51,123	49,271	51,949	54,925
Other (Income) Expense, net	—	13,924	(2,649)	—
Income Tax Expense	16,320	14,477	13,628	16,494
Depreciation and Amortization	53,734	50,640	50,367	54,763
EBITDA	177,942	178,132	160,269	183,435

(2)

We define non-GAAP net income as net income adjusted in a manner we believe is appropriate to show our core operational performance, which includes adding back an assumed regulatory asset write-down in 2020 resulting from the implementation of the 2020 rate case and related assumptions. This measure is calculated as set forth in the table below:

	2019E	2020E	2021E	2022E
Net Income	56,765	49,820	46,974	57,253
Non-cash Writedown of Regulatory Asset (after-tax)	—	12,871	—	—
Non-GAAP Net Income	56,765	62,691	46,974	57,253

(3)	We define non-GAAP EPS as non-GAAP net income divided by the weighted average shares outstanding. This measure is calculated as set forth in the table below:

Non-GAAP EPS	2019E	2020E	2021E	2022E
Non-GAAP Net Income	56,765	62,691	46,974	57,253
Weighted Average Common Shares Outstanding	56,190	56,190	56,190	55,113
Non-GAAP EPS	1.01	1.12	0.84	1.04

The disclosure under the heading “The Mergers—Forward-Looking Financial Information” is hereby supplemented by adding the following to the end of such section on page 60:

In addition, Unlevered Free Cash Flow was calculated by Evercore based on InfraREIT’s projections and other information provided by, and discussions with, senior management for purposes of Evercore’s discounted cash flow analysis in connection with its opinion delivered to the conflicts committee on October 17, 2018. Unlevered Free Cash Flow is defined as EBITDA less state margin tax, federal income tax (adjusted to remove the impact of the tax shield for interest expense), changes in working capital and capital expenditures. These Unlevered Free Cash Flow calculations were not provided to Oncor or other interested parties.

	Years Ending December 31,
(In millions)	2019E	2020E	2021E	2022E
Unlevered Free Cash Flow	$124.5	$23.2	$6.9	$106.0

The disclosure under the section entitled “The Mergers—Opinion of the Financial Advisor to the Conflicts Committee” is hereby supplemented by adding the following underlined language to the last paragraph on page 64:

For each of the Selected Company Peers, Evercore divided the price per share, based on closing prices as of October 16, 2018, of such company by research analysts’ estimates of earnings per share (per FactSet consensus, which may vary among the group) for calendar years 2018, 2019 and 2020, respectively, to calculate the P/E multiples, set forth below, for each of those years.

Company	2018 P/E	2019 P/E	2020 P/E
Consolidated Edison, Inc.	17.9x	17.5x	16.7x

Eversource Energy	19.0x	17.8x	16.8x

Avangrid, Inc.	20.6x	19.1x	17.0x

The mean and median P/E multiples for the Selected Company Peers are set forth below.

The disclosure under the section entitled “The Mergers—Opinion of the Financial Advisor to the Conflicts Committee” is hereby supplemented by adding the following underlined language to the first paragraph on page 65:

To determine the relevant forward year P/E multiple reference ranges to be applied to the Company financial projections for the full 1-year forward and full 2-year forward net income as of the valuation date of January 1, 2019, Evercore first (i) weighted the Selected Company Peers’ median 2018 P/E multiple and 2019 P/E multiple with a 25.0% and a 75.0% weighting, respectively, to arrive at a full 1-year forward P/E multiple of 18.1x and (ii) weighted the Selected Company Peers’ median 2019 P/E multiple and 2020 P/E multiple with a 25.0% and a 75.0% weighting, respectively, to arrive at a full 2-year forward P/E multiple of 17.0x. (Evercore used weighted averages to arrive at a full 1-year forward P/E multiple and a full 2-year forward P/E multiple to reflect the fact that the Selected Company Peers’ P/E multiples for 2018, 2019 and 2020 were calculated based on closing prices as of October 16, 2018.) Evercore then added/subtracted 1.0x multiple to/from each of the full 1-year forward P/E multiple and full 2-year forward P/E multiple to arrive at a full 1-year P/E multiple reference range of 17.1x to 19.1x (the “full 1-year forward P/E”) and a full 2-year P/E multiple reference range of 16.0x to 18.0x (the “full 2-year forward P/E”), respectively. The resulting reference ranges are set forth below.

The disclosure under the section entitled “The Mergers—Opinion of the Financial Advisor to the Conflicts Committee” is hereby supplemented by adding the “Full 1-Year P/E column” to the table on page 66 and adding the following underlined language to the first paragraph on page 67, as set forth below:

Date Announced	Acquirer	Target	Full 1-Year P/E
T&Ds:
08/2017	Sempra	Oncor	26.3x
07/2016	NextEra Energy, Inc.	Oncor	27.5x
02/2016	Fortis Inc.	ITC Holdings Corp.	21.4x
02/2015	Iberdrola USA, Inc.	UIL Holdings Corporation	21.8x
04/2014	Exelon Corporation	Pepco Holdings, Inc.	22.3x
02/2012	FortisUS Inc.	CH Energy Group, Inc.	20.2x

Integrated Utilities:
04/2018	CenterPoint Energy, Inc.	Vectren Corporation	27.7x
01/2018	Dominion Energy, Inc.	SCANA Corporation	18.4x
07/2017	Hydro One Limited	Avista Corporation	27.3x
05/2016	Great Plains Energy	Westar, Inc.	24.6x
02/2016	Algonquin Power & Utilities Corp.	The Empire District Electric Company	22.4x
09/2015	Emera Inc.	TECO Energy, Inc.	25.0x
12/2014	NextEra Energy, Inc.	Hawaiian Electric Industries, Inc.	22.4x
10/2014	Macquarie Infrastructure and Real Assets	Cleco Corporation	20.4x
06/2014	Wisconsin Energy Corporation	Integrys Energy Group, Inc.	20.1x
12/2013	FortisUS Inc.	UNS Energy Corporation	20.3x
05/2013	MidAmerican Energy Holdings Company	NV Energy, Inc.	18.3x

Although the selected transactions were compared to the mergers for purposes of this analysis, no selected transaction used in the precedent transaction analysis is identical or directly comparable to the mergers. For each of the selected transactions, Evercore divided the purchase price per share of the target company in each transaction by research analysts’ estimates of earnings per share (per FactSet consensus, which may vary among the group) for the “current year” (as defined below) to calculate the relevant P/E multiple, set forth above. The resulting multiples are referred to in this section as “full 1-year P/E.” The “current year” refers to the calendar year of the announcement of a transaction if the transaction was announced on or before September 30, or the following calendar year if the transaction was announced after September 30.

The disclosure under the section entitled “The Mergers—Opinion of the Financial Advisor to the Conflicts Committee” is hereby supplemented by adding the following underlined language to and deleting the stricken text in the last paragraph on page 69:

Since January 1, 2015, Evercore and its affiliates provided financial advisory services to the Company, for which Evercore received a fee of $0.5 million. In addition, since January 1, 2015, Evercore provided financial advisory services regarding matters unrelated to the Company to (i) OpTrust Infrastructure N.A. Inc., referred to in this proxy statement as “OpTrust,” and John Hancock Life Insurance Company (U.S.A.), referred to in this proxy statement as “John Hancock,” each of which owns more than 5% of the Company common stock, (ii) Sempra, an affiliate of Oncor, (iii) OMERS Private Equity (LP Interests), referred to in this proxy statement as “OMERS,” an affiliate of Oncor and (iv) GIC Private Limited, referred to in this proxy statement as “GIC~~.~~,” an affiliate of Oncor. Since January 1, 2015, Evercore Group L.L.C. has received fees of less than $10 million in the aggregate for the rendering of such services to ~~each of~~ OpTrust, John Hancock, Sempra, OMERS and GIC, including the reimbursement of expenses. Each of the relationships listed above were disclosed to the conflicts committee prior to the formal engagement of Evercore as its independent financial advisor in connection with the proposed mergers, or, if such party’s involvement in the proposed mergers was not made known to Evercore until a later time, promptly after Evercore was informed of such party’s involvement. Except for the relationships listed above, during the two-year period prior to the date of Evercore’s engagement in connection with the mergers, no material relationship existed between Evercore and its affiliates, on the one hand, and the Company, the Operating Partnership, Hunt, Oncor, OpTrust, John Hancock, Sempra, OMERS, GIC or any of their respective affiliates, on the other hand, pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship. Evercore may provide financial or other services to the Company, the Operating Partnership, Hunt, Oncor, OpTrust, John Hancock, Sempra, OMERS, GIC or any of their respective affiliates in the future and in connection with any such services Evercore may receive compensation.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. These statements give the current expectations of the Company’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the Company’s expectations regarding the consummation of the Mergers.

Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among other things, (a) the risk and uncertainties disclosed in the Company’s annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the SEC from time to time and (b) the following risks inherent in the Mergers (in addition to others described elsewhere in this document and in the subsequent filings with the SEC): (A) failure to obtain the approval of the Company’s stockholders; (B) failure to obtain regulatory approval necessary to consummate the Mergers or to obtain regulatory approvals on favorable terms and (C) delays in consummating the Mergers or the failure to consummate the Mergers.

Because the Company’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different and any or all of the Company’s forward-looking statements may turn out to be wrong. Forward-looking statements speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risk and uncertainties. Many factors mentioned in this report and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company cannot assure you that the Company’s expectations or forecasts expressed in such forward-looking statements will be achieved.

Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Important Additional Information and Where to Find It

This report relates to the proposed Mergers. The merger of InfraREIT and the Merger Agreement will be submitted to the Company’s stockholders for their consideration and approval. In connection with the Mergers, the Company filed the Proxy Statement with the SEC on January 4, 2019. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. Stockholders and investors may obtain free copies of the Proxy Statement and other documents filed by the Company at the SEC’s website, www.sec.gov. The Proxy Statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of the Company’s website, www.InfraREITInc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed Mergers. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement for its 2018 Annual Meeting of Stockholders filed with the SEC on March 22, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: January 31, 2019	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel